As filed with the Securities and Exchange Commission on July 21, 2005

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. 1)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|	Preliminary Proxy Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|	Definitive Proxy Statement

|_|	Definitive Additional Materials

|_|	Soliciting Material Pursuant to Rule 14a-12

CORPORATE HIGH YIELD FUND, INC.
CORPORATE HIGH YIELD FUND III, INC.
MUNIASSETS FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

|_|	Fee paid previously with preliminary materials:

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CORPORATE HIGH YIELD FUND, INC.
CORPORATE HIGH YIELD FUND III, INC.
MUNIASSETS FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2005 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2005

TO THE STOCKHOLDERS OF
       CORPORATE HIGH YIELD FUND, INC.
       CORPORATE HIGH YIELD FUND III, INC.
       MUNIASSETS FUND, INC.:

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (each, a “Meeting” and, collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 23, 2005 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	For all Funds: To elect a Board of Directors of each Fund to serve for the ensuing year or for the specified term, as applicable, and until their successors have been duly elected and qualified or until their earlier retirement, resignation or removal;

(2)	For Corporate High Yield Fund, Inc. and MuniAssets Fund, Inc.: To consider and act upon a proposal to amend a fundamental investment restriction of the Fund with respect to investment in other investment companies; and

(3)	For all Funds: To transact such other business as may properly come before the Meetings or any adjournment thereof.

        Each Fund’s Board has fixed the close of business on June 24, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

        You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend a Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at 1-800-645-4519.

By Order of the Boards of Directors

ALICE A. PELLEGRINO Secretary of Corporate High Yield Fund, Inc., Corporate High Yield Fund III, Inc. and MuniAssets Fund, Inc.

Plainsboro, New Jersey Dated: July 21, 2005

CORPORATE HIGH YIELD FUND, INC.
CORPORATE HIGH YIELD FUND III, INC.
MUNIASSETS FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2005 ANNUAL MEETINGS OF STOCKHOLDERS

August 23, 2005

        The Funds will be referred to throughout this Combined Proxy Statement as listed below:

Fund	Term Used in this Combined Proxy Statement
Corporate High Yield Fund, Inc.	High Yield
Corporate High Yield Fund III, Inc.	High Yield III
MuniAssets Fund, Inc.	MuniAssets

INTRODUCTION

        This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2005 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 23, 2005, at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is July 22, 2005.

        All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

        1. “FOR” the election of the Director nominees of each Fund; and

        2. “FOR” approval of the proposed amendment to the fundamental investment restriction for each of High Yield and MuniAssets.

        Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors of each Fund has fixed the close of business on June 24, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock (“Shares”) indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Shares. This Combined Proxy Statement is being provided to the holders of Shares of each Fund.

        The Board of Directors of each Fund knows of no business other than what is mentioned in Items 1 and 2, as applicable, of the Notice of Meeting that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The stockholders solicited and entitled to vote on Items 1 and 2 are outlined in the following chart:

Fund	Item 1	Item 2
High Yield	Yes	Yes
High Yield III	Yes	No
MuniAssets	Yes	Yes

ITEM 1. ELECTION OF DIRECTORS

        At the Meetings of High Yield and High Yield III, the Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier retirement, resignation or removal. The nominees are James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud (collectively, the “Director Nominees”).

        The Board of MuniAssets is divided into three classes, designated Class I, Class II and Class III, with each class serving for a three-year term. At the Meeting, three Class II Directors of MuniAssets are to be elected. The Class II Director Nominees, Messrs. Doll, Froot and London, will be elected to serve until the expiration of the term of the Class II Directors and until their successors are elected and qualified or until their earlier resignation or removal as described below.

        It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) as set forth below:

For MuniAssets:

        All properly executed proxies will be voted “FOR” the three (3) Class II Director Nominees, Robert C. Doll, Jr., Kenneth A. Froot and Herbert I. London, to serve until the 2008 Annual Meeting of Stockholders.

For High Yield and High Yield III:

        All properly executed proxies will be voted “FOR” the eight (8) Director Nominees listed below to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

2

Nominees to be Elected by Stockholders of High Yield and High Yield III
James H. Bodurtha	Herbert I. London
Robert C. Doll, Jr.	Roberta Cooper Ramo
Kenneth A. Froot	Robert S. Salomon, Jr.
Joe Grills	Stephen B. Swensrud

        The Board of each Fund knows of no reason why any of the Director Nominees listed above for any Fund will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as that Fund’s Board of Directors may recommend.

        Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees is set forth in Exhibit B to this Combined Proxy Statement.

Biographical Information

        Certain biographical and other information relating to the Director Nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds** and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr. (50)††	President and Director	President and Director* of each Fund since 2005.

President of the MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				125 registered investment companies consisting of 169 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with Merrill Lynch Investment Managers, L.P. (“MLIM”), FAM, Princeton Services and Princeton Administrators.
*	As a Director, Mr. Doll serves until his successor is elected and qualified, or until his death, resignation, or removal as provided in each respective Fund’s by-laws or charter or by statute or until December 31 of the year in which he turns 72.
**	The complex of funds advised by FAM and MLIM.

3

        Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined in the Investment Company Act, of any Fund and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”) with respect to each Fund (sometimes referred to herein as “non-interested Directors” or “non-interested Director Nominees”) is set forth below. Each non-interested Director Nominee is a member of each Fund’s Audit Committee. Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr. are the members of each Fund’s Nominating Committee.

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
James H. Bodurtha (61)*	Director	Director of each Fund since the year listed in Exhibit B.

Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

				38 registered investment companies consisting of 55 portfolios	None

Kenneth A. Froot (48)	Director	Director of each Fund since the year listed in Exhibit B.	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	38 registered investment companies consisting of 55 portfolios	None

4

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Joe Grills (70)*	Director	Director of each Fund since the year listed in Exhibit B.

Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke University Management Company from 1992 to 2004, Vice Chairman thereof from 1998 to 2004 and Director Emeritus since 2004; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998, Vice Chairman thereof from 2002 to 2005, and Chairman thereof since 2005; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

				38 registered investment companies consisting of 55 portfolios	Kimco Realty Corporation

Herbert I. London (66)	Director	Director of each Fund since the year listed in Exhibit B.

John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993.

				38 registered investment companies consisting of 55 portfolios	None

5

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Roberta Cooper Ramo (62)	Director	Director of each Fund since the year listed in Exhibit B.

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and a Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly & Ramo, Attorneys at Law, P. C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute since 2004.

				38 registered investment companies consisting of 55 portfolios	None

Robert S. Salomon, Jr. (68)	Director	Director of each Fund since the year listed in Exhibit B.

Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management, Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 until 1991; Trustee, Commonfund from 1980 to 2001.

				38 registered investment companies consisting of 55 portfolios	None

Stephen B. Swensrud (72)	Director	Director of each Fund since the year listed in Exhibit B.

Chairman of Fernwood Advisors, Inc. (investment adviser) since 1996; Principal, Fernwood Associates (financial consultants) since 1975; Chairman of R.P.P. Corporation (manufacturing company) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.

				39 registered investment companies consisting of 56 portfolios	None

†	The address of each non-interested Director Nominee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
††	Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in each Fund’s respective by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
*	Co-Chairman of each Fund’s Board and Audit Committee.

6

Committees and Board Meetings

        Each Fund maintains two standing board committees, the Audit Committee and the Nominating Committee. Currently all of the non-interested Directors are members of each Fund’s Audit Committee. The Nominating Committee of each fund currently consists of three of the non-interested Directors, Ms. Ramo, Mr. London and Mr. Salomon. During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he or she served. For information about the number of meetings of the Board, the Audit Committee and the Nominating Committee held during each Fund’s most recently completed fiscal year, see Exhibit A to the Combined Proxy Statement.

Audit Committees

        The principal responsibilities of each Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto.

        Each Fund has adopted a written Charter for the Audit Committee, a copy of which was last filed as an exhibit to the Funds’ Combined Proxy Statement during the fiscal year ended in 2004. Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), independent registered public accounting firm for each of the Funds. Each Audit Committee has discussed with D&T such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of those accountants.

        Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for

7

any of the Funds. Following each Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm, each Audit Committee recommended to the Directors that the Fund’s audited financial statements for the fiscal year ended May 31, 2005 be included in each Fund’s Annual Report to Stockholders.

Nominating Committees

        The principal responsibilities of each Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the applicable Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Board of each Fund has adopted a written Charter for the Nominating Committee, a copy of which was last filed as an exhibit to the Funds’ Combined Proxy Statement during the fiscal year ended in 2004. The nomination of Mr. Froot was recommended to the Nominating Committee by a non-interested Director.

        In identifying and evaluating a potential nominee to serve as a non-interested Director of a Fund, the Nominating Committee will consider, among other factors, (i) the person’s business and professional experience, education, character and integrity; (ii) whether the individual is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified to serve as a Director under applicable laws and regulations; (iii) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (iv) whether the individual is financially literate pursuant to the listing standards of the NYSE; (v) whether the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vi) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Fund Director; and (vii) whether the selection and nomination of the person is consistent with the Fund’s retirement policy.

Stockholder Communications

        Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the applicable Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

        The Funds have no formal policy regarding Director attendance at stockholder meetings. None of the Funds’ Directors attended the 2004 Annual Meetings of Stockholders.

8

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the NYSE. Officers, Directors and greater than ten percent stockholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

        Each Fund considers Mr. Doll to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on positions he holds with FAM, MLIM, Princeton Services and Princeton Administrators. Effective January 1, 2005, Mr. Doll was elected the President of each Fund.

Compensation of Directors

        FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each non-interested Director receives an annual retainer of $125,000 for his or her services to MLIM/FAM-advised funds, including the Funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $100,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. The Co-Chairman of each Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Co-Chairman provides services based on relative net assets of the fund.

        Information relating to (i) the aggregate fees and expenses paid by each Fund to its non-interested Directors during the Fund’s most recently completed fiscal year is set forth in Exhibit A to this Combined Proxy Statement and (ii) the compensation received by each non-interested Director from each Fund and from all MLIM/FAM-advised funds is set forth in Exhibit B to this Combined Proxy Statement.

9

Officers of the Funds

        Information relating to the officers of each Fund is set forth in Exhibit C. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership

        Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Director Nominee: (i) the number of shares of Common Stock of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of equity securities owned in all MLIM/FAM-advised funds.

        As of the Record Date, no non-interested Director or Nominee or his or her immediate family members, owned beneficially or of record any securities of ML &Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Doll, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

        The Board of Directors of each Fund recommends that the stockholders vote “FOR” each of the Director Nominees.

ITEM 2. APPROVAL OF CHANGE TO FUNDAMENTAL INVESTMENT RESTRICTION

        The Boards of each of High Yield and MuniAssets have approved, and recommend that each Fund’s stockholders approve, the amendment to its investment restriction prohibiting investment in other investment companies, except under certain circumstances. The investment restriction is a fundamental policy of each Fund and may not be changed without stockholder approval.

        The investment restriction for High Yield as proposed to be amended is set forth below. The language to be added appears in bold face type.

        The Fund may not:

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of money market funds advised by the Investment Adviser or its affiliates (as defined in the Investment Company Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies where no underwriter’s or dealer’s commission or profit, other than customary broker’s commission, is involved and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

        The investment restriction for MuniAssets as proposed to be amended is set forth below. The language to be added appears in bold face type.

10

        The Fund may not:

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Adviser or its affiliates (as defined in the Investment Company Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

        High Yield and MuniAssets have adopted a fundamental investment restriction that provides that they may not invest in other investment companies except under certain specified circumstances. You are being asked to approve changes to that fundamental investment restriction that would allow High Yield to invest in other investment companies by purchasing shares of money market funds advised by the Investment Adviser and its affiliates as permitted by an exemptive order issued to High Yield by the SEC (the “SEC Order”). Additionally, you are being asked to approve changes to that fundamental investment restriction that would allow MuniAssets to invest in other investment companies by purchasing shares of tax-exempt money market funds advised by the Investment Adviser and its affiliates as permitted by the SEC Order. This change will make it possible for High Yield and MuniAssets, in the future, to invest cash balances, including any cash collateral received in securities lending activities and cash that is otherwise not invested in portfolio securities, in affiliated tax-exempt money market funds, with respect to MuniAssets, and affiliated money market funds with respect to High Yield, pursuant to conditions imposed by the SEC Order. Uninvested cash might arise from a variety of sources including dividend or interest payments, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments or liquidation of portfolio securities. Any such investment will be on the same terms and on the same basis as other stockholders in such taxable money market funds, with respect to High Yield, or tax-exempt money market funds, with respect to MuniAssets, except that shares of taxable or tax-exempt money market funds sold to and redeemed by High Yield and MuniAssets, respectively, will not be subject to a sales load, redemption fee, distribution fee under a Rule 12b-1 plan or a service fee, and if the shares are subject to any such fee, the Investment Adviser will waive its advisory fee in an amount necessary to offset the amount of any such fees incurred. The SEC Order permits High Yield to invest up to 25% of its total assets in an affiliated money market fund. The SEC Order permits MuniAssets to invest up to 25% of its total assets in an affiliated tax-exempt money market fund. If the proposed amendment is adopted, High Yield and MuniAssets will interpret the amended restriction in light of the existing SEC Order or as it may be amended in the future.

        The Boards of High Yield and MuniAssets believe that investment in affiliated taxable or tax-exempt money market funds, respectively, would provide High Yield and MuniAssets with an efficient and cost-effective means of investing uninvested cash balances and cash collateral.

        See “Additional Information — Quorum and Vote Required” for the required vote necessary for the approval of the change to the fundamental investment restriction.

        The Boards of Directors of High Yield and MuniAssets recommend that stockholders vote FOR the proposal to amend the applicable Fund’s fundamental investment restriction regarding investing in other investment companies.

11

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by each Fund in proportion to its relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of Common Stock of the Funds.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. Each Fund has retained Computershare Fund Services, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus aggregate out-of-pocket expenses of approximately $750.

s

Quorum

        For High Yield III, one-third of the Fund’s shares of Common Stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum and for High Yield and MuniAssets, a majority of the Fund’s shares of Common Stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Common Stock of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders.

Voting Requirement

        Assuming a quorum is present, approval of Item 1. Election of Directors will require the affirmative vote of a plurality of votes cast by stockholders of each Fund. For purposes of Item 1, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. The vote required for approval of Item 2 (applicable only to High Yield and MuniAssets) is the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares (an “Investment Company Act Majority”).

12

        All shares of Common Stock represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares of Common Stock will be voted:

        1. “FOR” the Director Nominees; and

        With respect to properly executed proxies submitted by stockholders of High Yield and MuniAssets:

        2. “FOR” the approval of an amendment to a fundamental investment restriction for each applicable Fund.

Broker Non-Votes and Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to the shares of Common Stock of High Yield and MuniAssets, broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to the amendment to the fundamental investment restriction (Item 2). MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, with respect to the election of Directors (Item 1) it will do so with respect to shares of Common Stock in the same proportion as the votes received from beneficial owners of those shares of Common Stock for which instructions have been received, whether or not held in nominee name. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for any Fund. For High Yield and MuniAssets, abstentions and broker non-votes will have the same effect as a vote against Item 2.

Other Matters

        Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the shares of Common Stock represented by properly executed proxies according to their best judgment on those matters.

Independent Registered Public Accounting Firms’ Fees

        D&T has been selected as each Funds’ independent registered public accounting firm. D&T, in accordance with Independence Standards Board Standard No. 1, has confirmed to each Fund’s Audit Committee that they are the independent registered public accounting firm with respect to the Funds. The

13

SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

        The first two tables below set forth for each Fund, for its two most recent fiscal years the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for each Fund is set forth in Exhibit A to this Combined Proxy Statement.

Fees for audit and non-audit services provided directly to the Fund:

Fund	Independent Registered Public Accounting Firm	Audit Fees ($)		Audit-Related Fees ($)			Tax Fees ($)		All Other Fees ($)
		2005	2004	2005	2004		2005**	2004**	2005	2004
High Yield	D&T	37,000	35,000	0	7,500	*	5,700	5,200	0	0
High Yield III	D&T	37,000	35,000	0	7,500	*	5,700	5,200	0	0
MuniAssets	D&T	27,500	26,000	0	0		5,700	5,610	0	0

*	Agreed upon procedures associated with Monthly Sellers Reports for 2004.
**	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.

14

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Committee was required:

		Audit-Related Fees ($)*		Tax Fees ($)		All Other Fees ($)
Fund	Independent Registered Public Accounting Firm	2005	2004	2005	2004	2005	2004**
High Yield	D&T	945,000	485,500	0	0	0	56,140
High Yield III	D&T	945,000	485,500	0	0	0	56,140
MuniAssets	D&T	945,000	485,500	0	0	0	56,140

*	Primarily related to examinations of internal control and investment management performance returns at Affiliated Service Providers.
**	Primarily associated with project management of non-financial service systems implementations.

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

Fund	Independent Registered Public Accounting Firm	Aggregate Non-Audit Fees ($)*
		2005	2004
High Yield	D&T	9,981,643	16,593,786
High Yield III	D&T	9,981,643	16,593,786
MuniAssets	D&T	9,981,643	16,586,696

*	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to the performance of agreed upon tax compliance services associated with reviewing the Fund’s tax returns.

        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

        Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g. unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

15

        Non-audit services provided to a Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

        Other. Representatives of D&T are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Stockholder Proposals

        If a stockholder of any Fund intends to present a proposal at the 2006 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in August 2006, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by March 24, 2006. The persons named as proxies in the proxy materials for the 2006 Annual Meeting of Stockholders for each of the Funds may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by June 8, 2006. Written proposals and notices should be sent to the Secretary of the respective Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors

ALICE A. PELLEGRINO Secretary of Corporate High Yield Fund, Inc., Corporate High Yield Fund III, Inc. and MuniAssets Fund, Inc.

Dated: July 21, 2005

16

        Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

Exhibit A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Fiscal Year End	State of Organization	Meeting Time	Shares of Common Stock Outstanding as of the Record Date

High Yield	May 31	MD	10:45 a.m.	34,489,493
High Yield III	May 31	MD	11:00 a.m.	37,310,139
MuniAssets	May 31	MD	11:15 a.m.	20,399,713

Board and Committee Meetings

        Set forth in the table below is information regarding Board, Audit Committee and Nominating Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee			Nominating Committee
Fund	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*	Annual Fee ($)***	Per Meeting Fee ($)**	No. of Meetings Held*	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
High Yield	4	131	227	4	131	227	3	0	19,614
High Yield III	4	140	227	4	140	227	3	0	19,622
MuniAssets	4	113	227	4	113	227	3	0	18,549

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional fee paid to the Chairman of the Audit Committee.

A-1

(This page intentionally left blank)

Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Director Nominee of Each Fund Became a Director

	High Yield	High Yield III	MuniAssets
Bodurtha	2002	2002	2002
Doll	2005	2005	2005
Froot	2005	2005	2005
Grills	1994	1998	1994
London	2002	2002	2002
Ramo	2002	2002	2002
Salomon	1996	1998	1996
Swensrud	1993	1998	1993

Compensation of Non-Interested Directors

        Set forth in the table below is information regarding the compensation paid by each Fund to the non-interested Directors for the Fund’s most recently completed fiscal year end and the aggregate compensation paid by MLIM/FAM-advised funds to the non-interested Directors for the calendar year ended December 31, 2004.

	Compensation from the Fund ($)#			Aggregate Compensation from Funds and Other MLIM/FAM-Advised Funds($)
Name	High Yield	High Yield III	MuniAssets
James H. Bodurtha*	2,728	2,829	2,537	250,000
Kenneth A. Froot**	—	—	—	—
Joe Grills*	2,728	2,829	2,537	250,000
Herbert I. London	2,413	2,491	2,265	225,000
André Perold***	712	731	675	168,750
Roberta Cooper Ramo	2,413	2,491	2,265	225,000
Robert S. Salomon	2,413	2,491	2,265	225,000
Stephen B. Swensrud	2,413	2,491	2,265	231,000

*	Co-Chairman of each Fund’s Board and Audit Committee.
**	Mr. Froot became a Director effective June 1, 2005.
***	Mr. Perold resigned effective October 1, 2004.
#	No pension or retirement benefits are accrued as part of Fund expenses.

B-1

Ownership of Shares of Common Stock by Director Nominees as of the Record Date

Director Nominee	Fund	Common Stock	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All MLIM/FAM-Advised Funds overseen by each Director Nominee
Interested Director:
Robert C. Doll, Jr	High Yield	None	None	Over $100,000
	High Yield III	None	None
	MuniAssets	None	None

Non-Interested Directors:
James H. Bodurtha	High Yield	1,240	$1 - $10,000	Over $100,000
	High Yield III	None	None
	MuniAssets	None	None

Kenneth A. Froot	High Yield	None	None	None
	High Yield III	None	None
	MuniAssets	None	None

Joe Grills	High Yield	None	None	Over $100,000
	High Yield III	None	None
	MuniAssets	None	None

Herbert I. London	High Yield	None	None	Over $100,000
	High Yield III	None	None
	MuniAssets	None	None

Roberta Cooper Ramo	High Yield	None	None	Over $100,000
	High Yield III	None	None
	MuniAssets	None	None

Robert S. Salomon, Jr.	High Yield	None	None	Over $100,000
	High Yield III	None	None
	MuniAssets	None	None

Stephen B. Swensrud	High Yield	None	None	$10,001 - $50,000
	High Yield III	None	None
	MuniAssets	None	None

B-2

Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age	Positions Held with Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.† (50)	President and Director of each Fund since 2005.

President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

			125 registered investment companies consisting of 169 portfolios	None

Donald C. Burke (45)	Treasurer of each Fund since 1999; Vice President of High Yield and MuniAssets since 1993 and of High Yield III since 1998.

First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.

			131 registered investment companies consisting of 175 portfolios	None

Kenneth A. Jacob (54)	Senior Vice President of MuniAssets since 1993.	Managing Director of MLIM since 2000; First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	38 registered investment companies consisting of 50 portfolios	None

C-1

Name, Address* and Age	Positions Held with Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Elizabeth M. Phillips (55)	Vice President of High Yield since 1993 and of High Yield III since 1998.	Director of MLIM since 2000; Vice President of MLIM from 1990 to 2000.	4 registered investment companies consisting of 4 portfolios	None

Theodore R. Jaeckel, Jr. (45)	Vice President of MuniAssets since 1997.	Managing Director of MLIM since 2005; Director (Tax-Exempt Fund Management) of FAM and MLIM since 1997 and Vice President thereof from 1991 to 1997.	7 registered investment companies consisting of 7 portfolios	None

John M. Loffredo (42)	Senior Vice President of MuniAssets since 2003.	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	39 registered investment companies consisting of 51 portfolios	None

B. Daniel Evans (61)	Vice President of High Yield and High Yield III since 2002.	Managing Director of MLIM since 2004; Director of MLIM from 2000 to 2004; Vice President of MLIM from 1995 to 2000.	6 registered investment companies consisting of 5 portfolios	None

Jeffrey Hiller (53)	Chief Compliance Officer of each Fund since 2004.

Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commissions Division of Enforcement in Washington, D.C. from 1990 to 1995.

			132 registered investment companies consisting of 176 portfolios	None

C-2

Name, Address* and Age	Positions Held with Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Alice A. Pellegrino (45)	Secretary of each Fund since 2004.	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.	126 registered investment companies consisting of 170 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.

C-3

(This page intentionally left blank)

CORPORATE HIGH YIELD FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1 AND 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Items 1 and 2 as marked, or if not marked, to vote “FOR” Items 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) James H. Bodurtha 02) Robert C. Doll, Jr. 03) Kenneth A. Froot 04) Joe Grills 05) Herbert I. London 06) Roberta Cooper Ramo 07) Robert S. Salomon, Jr. 08) Stephen B. Swensrud
2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CORPORATE HIGH YIELD FUND III, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund III, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) James H. Bodurtha 02) Robert C. Doll, Jr. 03) Kenneth A. Froot 04) Joe Grills 05) Herbert I. London 06) Roberta Cooper Ramo 07) Robert S. Salomon, Jr. 08) Stephen B. Swensrud
2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MUNIASSETS FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniAssets Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1 AND 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Items 1 and 2 as marked, or if not marked, to vote “FOR” Items 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr. 02) Kenneth A. Froot 03) Herbert I. London

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.